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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)       March 11, 2005
                                                       -------------------------

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

                1-11953                                   98-0160660
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         (Commission File Number)              (IRS Employer Identification No.)


                  Plaza 2000 Building, 50th Street, 8th Floor,
                P.O. Box 0816-01098, Panama, Republic of Panama
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 (Address of Principal Executive Offices)               (Zip Code)

                                 (507) 213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            (b) In March 2004, Willbros Group, Inc. (the "Company") announced that Michael F. Curran was elected Chairman of the Board of Directors of the Company to succeed Larry J. Bump who would relinquish the Chairman's position at the Company's Annual Meeting of Stockholders in May 2004, and remain a director for the duration of his term, expiring at the 2005 Annual Meeting of Stockholders.

                  On March 11, 2005, Mr. Bump, age 65, re-confirmed to the Nominating/Corporate Governance Committee of the Board of Directors his intention to retire from the Board of Directors at the expiration of his term at the Company's 2005 Annual Meeting of Stockholders.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WILLBROS GROUP, INC.


Date: March 17, 2005                  By: /s/ Warren L. Williams
                                          --------------------------------------
                                           Warren L. Williams
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer








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